                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-07760
                                                     ---------

                        KEELEY Small Cap Value Fund, Inc.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                            401 South LaSalle Street
                                   Suite 1201
                             Chicago, Illinois 60605
               (Address of principal executive offices) (Zip code)

                                                    Copy to:
        John L. Keeley, Jr.                         Stephen E. Goodman
        Keeley Asset Management Corp.               Meltzer Purtill & Stelle LLC
        401 South LaSalle Street                    1515 E. Woodfield Road
        Suite 1201                                  Schaumburg, Illinois 60173
        Chicago, Illinois 60605
                    (Name and address of agents for service)

        Registrant's telephone number, including area code: (312)786-5050
                                                           --------------

                      Date of fiscal year end: September 30
                                              -------------
                    Date of reporting period: March 31, 2004
                                             ---------------

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act") (17 CFR 270.30e-1)

                            LETTER TO SHAREHOLDERS


Dear Shareholder,

During the past six months from October 1, 2003 through March 31, 2004, the Fund's net assets grew to $131,206,487 and the number of shareholders was 4,869. For the six month period ending March 31, 2004, the portfolio turnover was 12.8% and the expense ratio declined to 1.61%. The Fund's portfolio is widely diversified with investments in 113 companies. The Fund is registered for sale in all 50 states and the District of Columbia. Our broker dealer network totals over 200 broker dealers and trust entities.

As of this date, the Fund was rated five of five stars by Morningstar among 65 Small Blend funds for the 10-year period. The KEELEY Small Cap Value Fund, Inc. received three of five stars for the three year period (among 315 funds) and three of five stars (among 235 funds) for the five year period Morningstar ratings reflect historical risk adjusted performance as of 3/31/04 and are subject to change every month. Morningstar ratings are based on a risk adjusted return measure that accounts for variation in a Fund's monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the three-, five-, and 10-year returns. The top 10% are labeled five stars, the next 22.5% are labeled four stars, the next 35% are labeled three stars, the next 22.5% are labeled two stars and the bottom 10% one star.

There are risks associated with an investment in small-cap mutual funds, such as smaller product lines and market shares, and limited available information. You should consider the investment objectives, risks and charges and expenses of the investment company carefully before investing. For further details regarding such risks, including information on fees and expenses please refer to the Fund's prospectus. Read the Prospectus carefully before investing.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge
For the quarter ended March 31, 2004, the Fund's total return was 7.05% versus a return of 6.26% for the Russell 2000 Index and 1.69% for the S&P 500 Index. For the one year ending March 31, 2004, the Fund's average annual return was 59.84% versus 63.83% for the Russell 2000 Index and 35.12% for the S&P 500 Index. For the five year period the Fund's average annual return was 14.53% versus 9.66% for the Russell 2000 Index and -1.20% for the S&P 500 Index. Since inception, October 1, 1993, the Fund's average annual return was 14.65% versus 9.91% for the Russell 2000 Index and 10.93% for the S&P 500 Index. Performance Data does not reflect the deduction of the sales load or fee, and that, if reflected, the load or fee would reduce the performance quoted.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

In the six months ended March 31, 2004, the stock market continued its advance begun in April 2003. Factors accounting for the stock market strength include:

  . The Federal Reserve has the system awash in liquidity with the Federal Funds rate at 1 percent.

  . The economy continues to show strength as economic statistics continue to outpace those in recent years. As a result, corporate earnings in general are exceeding investor expectations as many companies regain pricing power. Part of this strength is attributed to the strength of the economy of China.

The lowering of the income tax rate on dividends and lower capital gains taxes has increased the real return on stock market investments.

The investing environment, however, is not without concerns, which include:

  . The looming increase in interest rates and probable contraction of price-earnings multiples as the economy continues to strengthen.

  . The continued terrorism and violence on a worldwide basis and the intractable situation in Iraq.

  . The uncertainty of the upcoming presidential election and the possibility of a change in the income tax structure.

  .  The financial impact of expensing stock options.

Our portfolio strategy continues to be unchanged as we are committed to our value driven theme of buying stocks of relatively unknown (spin-offs) and out of favor (below actual or perceived book value) companies, savings and loan and insurance conversions, and companies emerging from bankruptcy. We believe positive opportunities continue to be offered by companies undergoing restructuring which are characterized by sound fundamentals and motivated managements.

Thank you for your continued commitment to the Fund.

Sincerely,

/s/ John L. Keeley, Jr.
John L. Keeley, Jr.
President

Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the quarter ended March 31, 2004, the Fund's total return was 2.23% versus a return of 6.26% for the Russell 2000 Index and 1.69% for the S&P 500 Index. For the one year ending March 31, 2004, the Fund's average annual return was 52.66% versus 63.83% for the Russell 2000 Index and 35.12% for the S&P 500 Index. For the five year period the Fund's average annual return was 13.48% versus 9.66% for the Russell 2000 Index and -1.20% for the S&P 500 Index. Since inception, October 1, 1993, the Fund's average annual return was 14.15% versus 9.91% for the Russell 2000 Index and 10.93% for the S&P 500 Index.

                               Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**



                                    [CHART]

                KSCVF                    S&P 500 Index        Russell 2000 Index
10/01/1993    9,551.00                     10,000.00             10,000.00
Sep-94        9,799.43                     10,368.60             10,267.48
Sep-95       11,957.98                     13,452.66             12,666.45
Sep-96       13,898.50                     16,187.93             14,329.94
Sep-97       21,335.98                     22,735.56             19,085.72
Sep-98       19,097.00                     24,792.00             15,456.00
Sep-99       22,173.00                     31,686.00             18,404.00
Sep-00       24,254.00                     35,895.00             22,709.00
Sep-01       25,527.00                     26,339.00             17,893.00
Sep-02       26,184.00                     20,943.00             16,229.00
Sep-03       31,579.00                     26,053.00             22,152.00
Mar-04       40,109.00                     29,720.00             26,957.00

From 10/1/93 (commencement of operations) through 3/31/04


                        Average annual total returns***
                       for periods ended March 31, 2004

                                12 months ended 5 years ended 10 years ended
                                    3/31/04        3/31/04       3/31/04
                                --------------- ------------- --------------
   KSCVF                            +59.84%        +14.53%       +15.35%
   KSCVF (includes
     max 4 1/2% front-end load)     +52.66%        +13.48%       +14.82%
   S&P 500 Index                    +35.12%         -1.20%       +11.68%
   Russell 2000 Index               +63.83%         +9.66%       +10.44%

The performance table and graph do not reflect the deduction of taxes on Fund distributions or redemption of the Fund shares.

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                                March 31, 2004
                                  (Unaudited)

            ASSETS:

            Investments at value (cost $88,954,294)
                                                       $132,262,875

            Receivable for investments sold
                                                            120,120

            Receivable for shares issued
                                                            159,016

            Dividends and interest receivable
                                                             84,069

            Prepaid expenses
                                                             24,832
                                                       ------------

            Total Assets
                                                        132,650,912
                                                       ------------

            LIABILITIES:

            Payable for investments purchased
                                                          1,180,780

            Payable for shares redeemed
                                                             65,017

            Payable to Adviser
                                                            109,816

            Accrued 12b-1 fees
                                                             27,929

            Other accrued expenses
                                                             60,883
                                                       ------------

            Total Liabilities
                                                          1,444,425
                                                       ------------

            NET ASSETS
                                                       $131,206,487
                                                       ============

            NET ASSETS CONSIST OF:

            Capital stock
                                                       $ 84,768,220

            Accumulated net investment loss
                                                           (176,177)

            Undistributed net realized gain on
              investments
                                                          3,305,863

            Net unrealized appreciation on investments
                                                         43,308,581
                                                       ------------

            NET ASSETS
                                                       $131,206,487
                                                       ============

            CAPITAL STOCK, $0.01 par value

            Authorized
                                                         10,000,000

            Issued and outstanding
                                                          4,151,948

            NET ASSET VALUE AND
              REDEMPTION PRICE PER SHARE
                                                       $      31.60
                                                       ============

            MAXIMUM OFFERING PRICE PER
              SHARE ($31.60 / 0.955)
                                                       $      33.09
                                                       ============

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                    For The Six Months Ended March 31, 2004
                                  (Unaudited)

            INVESTMENT INCOME:

            Dividend income (net of $1,628 of foreign
              withholding taxes)
                                                      $    729,081

            Interest income
                                                             8,603
                                                      ------------

            Total Investment Income
                                                           737,684
                                                      ------------

            EXPENSES:

            Investment advisory fees                       567,132

            12b-1 fees                                     141,783

            Administration fees                             53,359

            Transfer agent fees and expenses                53,338

            Professional fees                               22,148

            Custody fees                                    21,230

            Fund accounting fees                            17,111

            Reports to shareholders                         11,527

            Federal and state registration fees             10,820

            Directors' fees                                 10,488

            Other                                            4,925
                                                      ------------

            Total Expenses
                                                           913,861
                                                      ------------

            NET INVESTMENT LOSS
                                                          (176,177)
                                                      ------------

            REALIZED AND UNREALIZED GAIN:

            Net realized gain on investments             3,751,294

            Change in net unrealized appreciation on
              investments                               21,951,859
                                                      ------------

            Net Gain on Investments
                                                        25,703,153
                                                      ------------

            NET INCREASE IN NET ASSETS
              RESULTING FROM OPERATIONS
                                                      $25,526,976
                                                      ============

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                March 31, 2004
                                  (Unaudited)

           Number
          of Shares                                          Value
          ---------                                       ------------
                    COMMON STOCKS                  99.47%

                    Aerospace/Defense               0.72%
           27,000   Moog, Inc., Class B*                  $    945,000
                                                          ------------

                    Auto Parts and Equipment        1.26%
          130,000   Tenneco Automotive, Inc.*                1,649,700
                                                          ------------

                    Coal                            0.96%
           57,000   Massey Energy Co.                        1,257,990
                                                          ------------

                    Commercial Services             0.92%
           68,000   Interactive Data Corp.*                  1,209,040
                                                          ------------

                    Communications and Media        2.73%
           35,000   Gray Television, Inc.                      511,700
           46,500   Gray Television, Inc., Class A             657,975
           60,000   Journal Communications, Inc.             1,200,000
           18,000   Media General, Inc., Class A             1,211,040
                                                          ------------
                                                             3,580,715
                                                          ------------

                    Computer Services               1.08%
          146,000   Tyler Technologies, Inc.*                1,417,660
                                                          ------------

                    Consumer Products               1.89%
           46,800   The Brink's Co.                          1,290,744
           84,500   Water Pik Technologies, Inc.*            1,190,605
                                                          ------------
                                                             2,481,349
                                                          ------------

                    Distribution / Wholesale        0.91%
           80,000   WESCO International, Inc.*               1,192,000
                                                          ------------

                    Diversified Manufacturing       4.32%
           35,000   Crane Co.                                1,155,000
           90,000   EnPro Industries, Inc.*                  1,702,800
           60,000   Federal Signal Corp.                     1,191,000
           64,000   Griffon Corp.*                           1,382,400
           25,000   Jacuzzi Brands, Inc.*                      234,500
                                                          ------------
                                                             5,665,700
                                                          ------------

                    Electric                        6.98%
           50,000   Allegheny Energy, Inc.*                    685,500
          105,000   CenterPoint Energy, Inc.                 1,200,150
          122,500   CMS Energy Corp.*                        1,096,375
           55,000   Duquesne Light Holdings, Inc.            1,072,500
           51,000   Florida Public Utilities Co.             1,045,500
          185,000   Reliant Resources, Inc.*                 1,518,850
           37,000   Texas Genco Holdings, Inc.               1,322,750
           58,000   Westar Energy, Inc.                      1,215,680
                                                          ------------
                                                             9,157,305
                                                          ------------

                    Engineering and Construction    1.13%
           53,500   Chicago Bridge & Iron Co. N.V.           1,488,905
                                                          ------------

                    Entertainment                   1.25%
          119,000   Pinnacle Entertainment, Inc.*            1,642,200
                                                          ------------

        Number
       of Shares                                               Value
       ---------                                            ------------

                 Finance Company                      9.61%
        68,000   BankAtlantic Bancorp, Inc.                 $  1,153,280
        28,500   Berkshire Hills Bancorp, Inc.                   994,650
        38,000   Chesterfield Financial Corp.                    988,000
        33,000   CIT Group Inc.                                1,255,650
        30,000   Harbor Florida Bancshares, Inc.                 868,200
        55,000   Hudson River Bancorp, Inc.                    1,133,000
        23,000   Piper Jaffray Companies, Inc.*                1,245,450
        31,000   PrivateBancorp, Inc.                          1,598,980
        55,000   Provident Financial Services, Inc.            1,027,950
        50,000   TierOne Corp.                                 1,174,500
        24,000   Wintrust Financial Corp.                      1,167,120
                                                            ------------
                                                              12,606,780
                                                            ------------

                 Financial Services                   3.27%
        32,000   BKF Capital Group, Inc.                         825,600
        42,000   Jefferies Group, Inc.                         1,483,860
        44,000   Waddell & Reed Financial, Inc.                1,078,880
        53,500   Westwood Holdings Group, Inc.                   896,125
                                                            ------------
                                                               4,284,465
                                                            ------------

                 Food, Beverage and Tobacco           4.68%
        53,000   Chiquita Brands International, Inc.*          1,105,050
       100,000   Del Monte Foods Co.*                          1,125,000
        55,500   Flowers Foods, Inc.                           1,456,320
        22,200   The J. M. Smucker Co.                         1,171,716
        42,000   Ralcorp Holdings, Inc.*                       1,278,060
                                                            ------------
                                                               6,136,146
                                                            ------------

                 Forestry                             1.57%
        31,500   Deltic Timber Corp.                           1,117,620
        84,000   Longview Fibre Co.                              937,440
                                                            ------------
                                                               2,055,060
                                                            ------------

                 Furniture/Home Appliances            1.55%
       130,000   Fedders Corp.                                   742,300
        40,000   Furniture Brands International, Inc.          1,288,000
                                                            ------------
                                                               2,030,300
                                                            ------------

                 Healthcare Products                  1.78%
        66,000   Hanger Orthopedic Group, Inc.*                1,191,300
        42,000   Sybron Dental Specialties, Inc.*              1,144,500
                                                            ------------
                                                               2,335,800
                                                            ------------

                 Holdings Company-Diversified         0.97%
        24,000   Leucadia National Corp.                       1,278,720
                                                            ------------

                 Housing                              1.23%
        66,000   Levitt Corp.*                                 1,617,000
                                                            ------------

                 Insurance                            6.11%
        55,000   Conseco, Inc.*                                1,273,800
        35,200   Fidelity National Financial, Inc.             1,393,920

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                March 31, 2004
                                  (Unaudited)

         Number
        of Shares                                              Value
        ---------                                           ------------

                  Insurance (continued)
        202,500   Meadowbrook Insurance Group, Inc.*        $  1,028,700
         42,000   Old Republic International Corp.             1,031,520
         88,000   The Phoenix Companies, Inc.                  1,180,080
         29,000   Principal Financial Group, Inc.              1,033,270
         25,000   Unitrin, Inc.                                1,072,500
                                                            ------------
                                                               8,013,790
                                                            ------------

                  Lodging                             4.90%
         47,000   Aztar Corp.*                                 1,151,970
         96,000   Caesars Entertainment, Inc.*                 1,251,840
         39,000   Choice Hotels International, Inc.            1,744,860
         66,000   Marcus Corp.                                 1,145,100
        100,000   Prime Hospitality Corp.*                     1,138,000
                                                            ------------
                                                               6,431,770
                                                            ------------

                  Manufacturing                      17.34%
         41,000   Ametek, Inc.                                 1,051,240
         58,000   CIRCOR International, Inc.                   1,310,800
         38,000   Commercial Metals Co.                        1,209,920
         25,000   Compass Minerals International,
                   Inc.                                          409,750
         56,000   Flowserve Corp.*                             1,173,200
         51,000   Gardner Denver, Inc.*                        1,381,080
         46,000   Joy Global, Inc.                             1,291,220
         47,000   Lindsay Manufacturing Co.                    1,131,760
         36,000   Manitowoc Co., Inc.                          1,064,880
         80,000   Methode Electronics, Inc., Class A           1,032,000
         57,500   Regal-Beloit Corp.                           1,148,850
         93,000   Ryerson Tull, Inc.                           1,217,370
         72,000   Sauer-Danfoss, Inc.                            984,240
         52,000   Terex Corp. *                                1,922,440
         46,000   Thomas & Betts Corp.                         1,003,720
         33,000   Thomas Industries, Inc.                      1,039,500
         52,000   The Timken Co.                               1,207,960
         61,000   Wabtec Corp.                                   868,640
         46,000   Watts Water Technologies, Inc.               1,075,940
        147,000   Wolverine Tube, Inc.*                        1,233,330
                                                            ------------
                                                              22,757,840
                                                            ------------
                  Oil and Gas--Equipment &
                   Services                           1.84%
         48,000   FMC Technologies, Inc.*                      1,297,440
        102,000   Key Energy Services, Inc.*                   1,122,000
                                                            ------------
                                                               2,419,440
                                                            ------------
                  Oil and Gas--Exploration &
                   Production                        10.79%
         88,000   Chesapeake Energy Corp.                      1,179,200
         42,000   Cimarex Energy Co.*                          1,213,800
         85,000   Comstock Resources, Inc.*                    1,688,950
         50,000   Encore Acquisition Co.*                      1,385,000
         48,000   Evergreen Resources, Inc.*                   1,648,800
        141,000   Harvest Natural Resources, Inc.*             2,060,010
        120,000   Magnum Hunter Resources, Inc.*               1,216,800

        Number
       of Shares                                               Value
       ---------                                           ------------
                   Oil and Gas--Exploration &
                    Production (continued)
           75,000  Plains Exploration & Production Co.*    $  1,398,000
           57,000  Remington Oil & Gas Corp.*                 1,125,750
           34,500  Spinnaker Exploration Co.*                 1,239,240
                                                           ------------
                                                             14,155,550
                                                           ------------
                   Printing and Publishing           2.38%
           50,000  Journal Register Co.*                      1,045,000
           22,000  Meredith Corp.                             1,112,320
           20,000  Pulitzer, Inc.                               965,000
                                                           ------------
                                                              3,122,320
                                                           ------------
                   Real Estate--Operation &
                    Development                      1.80%
           44,000  Catellus Development Corp.                 1,144,440
           30,000  The St. Joe Co.                            1,220,700
                                                           ------------
                                                              2,365,140
                                                           ------------
                   Retail--Restaurants               3.34%
           60,000  California Pizza Kitchen, Inc.*            1,200,000
           31,000  IHOP Corp.                                 1,067,640
           56,000  The Steak n Shake Co.*                     1,078,000
           40,500  Triarc Companies, Inc.                       443,070
           54,000  Triarc Companies, Inc., Class B              591,840
                                                           ------------
                                                              4,380,550
                                                           ------------
                   Transportation                    2.16%
           76,000  Kansas City Southern*                      1,056,400
           83,000  Laidlaw International, Inc.*               1,207,650
           60,000  Providence and Worcester
                   Railroad Co.                                 570,000
                                                           ------------
                                                              2,834,050
                                                           ------------
                   Total Common Stocks
                   (cost $87,196,877)                       130,512,285
                                                           ------------
                   WARRANTS                          0.11%
           21,000  Conseco, Inc.*                               142,590
                                                           ------------
                   Total Warrants
                   (cost $149,417)                              142,590
                                                           ------------
       Principal
        Amount
        ------
                   SHORT-TERM
                   INVESTMENTS                       1.23%
       $1,608,000  US Bank Demand Note, 0.84%                 1,608,000
                                                           ------------
                   Total Short-Term Investments
                   (cost $1,608,000)                          1,608,000
                                                           ------------
                   Total Investments               100.81%
                   (cost $88,954,294)                       132,262,875
                   Liabilities less Other Assets   (0.81)%   (1,056,388)
                                                           ------------
                   NET ASSETS                      100.00% $131,206,487
                                                           ============

                            * Non-income producing
                     Percentages are based on net assets.

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     Six Months Ended
                                                      March 31, 2004      Year Ended
                                                       (Unaudited)    September 30, 2003
                                                     ---------------- ------------------
OPERATIONS:

Net investment loss                                    $   (176,177)     $   (529,407)

Net realized gain (loss) on investments                   3,751,294          (427,684)

Change in net unrealized appreciation on investments     21,951,859        15,815,545
                                                       ------------      ------------

Net increase in net assets resulting from operations     25,526,976        14,858,454
                                                       ------------      ------------

DISTRIBUTIONS:

Net realized gains                                               --        (3,967,366)
                                                       ------------      ------------

CAPITAL STOCK TRANSACTIONS:

Proceeds from 819,050 and 1,965,978 shares issued,
  respectively                                           24,202,560        43,684,699

Proceeds from 0 and 178,807 shares of distributions
  reinvested, respectively                                       --         3,774,671

Cost of 303,807 and 1,424,485 shares redeemed,
  respectively                                           (8,993,574)      (31,774,288)
                                                       ------------      ------------

Net increase from capital stock transactions             15,208,986        15,685,082
                                                       ------------      ------------

TOTAL INCREASE IN NET ASSETS                             40,735,962        26,576,170

NET ASSETS:

Beginning of period                                      90,470,525        63,894,355
                                                       ------------      ------------

End of period                                          $131,206,487      $ 90,470,525
                                                       ============      ============

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                             FINANCIAL HIGHLIGHTS

                                     Six Months
                                        Ended
                                      March 31,   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                        2004     September 30, September 30, September 30, September 30, September 30,
                                     (Unaudited)     2003          2002          2001          2000          1999
                                     ----------- ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
Net asset value, beginning of
  period                              $  24.88      $ 21.91       $ 22.43       $ 21.82       $ 20.85       $ 18.31
Income from investment
  operations:
Net investment loss                      (0.04)       (0.15)        (0.21)        (0.20)        (0.14)        (0.18)
Net realized and unrealized gains on
  investments                             6.76         4.43          0.85          1.32          2.00          3.10
                                      --------      -------       -------       -------       -------       -------
Total from investment operations          6.72         4.28          0.64          1.12          1.86          2.92
                                      --------      -------       -------       -------       -------       -------
Less distributions:
Net realized gains                          --        (1.31)        (1.16)        (0.51)        (0.89)        (0.38)
                                      --------      -------       -------       -------       -------       -------
Net asset value, end of period        $  31.60      $ 24.88       $ 21.91       $ 22.43       $ 21.82       $ 20.85
                                      ========      =======       =======       =======       =======       =======
Total return (2) (3)                     27.01%       20.61%         2.57%         5.25%         9.39%        16.11%
Supplemental data and ratios:
Net assets, end of period (in 000's)  $131,206      $90,471       $63,894       $57,784       $53,570       $52,622
Ratio of expenses to average net
  assets (4)                              1.61%        1.75%         1.72%         1.80%         1.86%         1.98%
Ratio of net investment loss to
  average net assets (4)                 (0.31)%      (0.68)%       (0.90)%       (0.90)%       (0.64)%       (0.92)%
Portfolio turnover rate (3)              12.83%       38.83%        45.31%        43.61%        44.84%        40.19%

(1)Per share data is for a share outstanding throughout the period.
(2)The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)Not annualized for the six months ended March 31, 2004.
(4)Annualized for the six months ended March 31, 2004.

                    See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                                March 31, 2004
                                  (Unaudited)

1. ORGANIZATION

      The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

   a) Investment Valuation--Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

   b) Federal Income and Excise Taxes--It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

   c) Distributions to Shareholders--Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. Where appropriate, reclassifications between net asset accounts are made for such differences that permanent in nature.

   d) Other--Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT

      The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                March 31, 2004
                                  (Unaudited)

   terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4. DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 2003 to March 31, 2004, the Fund paid $48,094 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

      The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2003 to March 31, 2004, were $33,048,398 and $14,159,916, respectively. For the period from October 1, 2003 to March 31, 2004, the Fund paid $130,527 of brokerage commissions on trades of securities to the Distributor.

6. FEDERAL INCOME TAX INFORMATION

      At March 31, 2004, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

            Cost of Investments                        $88,972,041
                                                       ===========
            Gross Unrealized Appreciation              $44,002,397
            Gross Unrealized Depreciation                 (711,563)
                                                       -----------
            Net Unrealized Appreciation on Investments $43,290,834
                                                       ===========

      The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

      The tax character of distributions paid during the fiscal years ended September 30, 2003 and 2002 was as follows:

                                            2003       2002
                                         ---------- ----------
                 Long-Term Capital Gains $3,967,366 $2,906,619

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                March 31, 2004
                                  (Unaudited)


      As of September 30, 2003 the components of accumulated earnings on a tax basis were as follows:

           Accumulated net realized loss on investments $  (407,289)
           Net unrealized appreciation on investments    21,318,580
                                                        -----------
           Total accumulated earnings                   $20,911,291
                                                        ===========

      At September 30, 2003, the fund had total accumulated capital loss carryforwards of $28,076 expiring in 2011. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. At September 30, 2003, the fund had net realized capital losses of $379,213 from transactions between November 1, 2002 and September 30, 2003, which for tax purposes, are deferred and will be recognized in the following fiscal year.

7. OFFERING PRICE PER SHARE

      The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase as follows:

                                   Sales Charge       Sales Charge     Dealer Reallowance
                                as a Percentage of as a Percentage of  as a Percentage of
Amount of Single Transaction      Offering Price   Net Amount Invested   Offering Price
----------------------------    ------------------ ------------------- ------------------
Less than $50,000                      4.50%              4.71%               4.00%
$50,000 but less than $100,000         4.00%              4.17%               3.50%
$100,000 but less than $250,000        3.00%              3.09%               2.50%
$250,000 but less than $500,000        2.50%              2.56%               2.00%
$500,000 and over                      2.00%              2.04%               1.50%

      The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2003 to March 31, 2004, the Fund was advised that the Distributor received $57,966 of sales charges. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

      As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

8. PROXY VOTING POLICY

      A description of the Fund's proxy voting policies and procedures is available (i) without charge, upon request, by calling toll free 1-888-933-5391; (ii) on the Fund's website at http://www.keeleyfunds.com; and (iii) on the Commission's website at http://www.sec.gov.

                              Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                                U.S. BANK, N.A.
                             Milwaukee, Wisconsin

                 Transfer Agent and Dividend Disbursing Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                                 888-933-5391

                                   Auditors
                          PRICEWATERHOUSECOOPERS LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MELTZER, PURTILL, STELLE LLC
                             Schaumburg, Illinois

Performance information is historical and is no guarantee of future results.
The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

      401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
             (312) 786-5050 . (800) 533-5344 . FAX (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.


                              SEMI-ANNUAL REPORT

                                MARCH 31, 2004

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

The schedule of investments in securities in unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submissions of Matters to a Vote of Security Holders

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's certifying officers have reasonably designed disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits.

(a)(1) Code of Ethics - Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEELEY Small Cap Value Fund, Inc.

By:   /s/ John L. Keeley, Jr.
   -----------------------------------
      John L. Keeley, Jr.
      President

Date: June 1, 2004
     ---------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John L. Keeley, Jr.
   -----------------------------------
      John L. Keeley, Jr.
      President

Date: June 1, 2004
     ---------------------------------


By:   /s/ Emily Viehweg
   -----------------------------------
      Emily Viehweg
      Treasurer

Date: June 1, 2004
     ---------------------------------